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                                                                   EXHIBIT 10.13
                                 CARSON, INC.

                         1996 LONG-TERM INCENTIVE PLAN

                                 *  *  *  *  *


       1.   PURPOSE.  The purpose of the 1996 Long-Term Incentive Plan (the
            -------
"Plan") is to further and promote the interests of Carson, Inc. (the "Company"), its Subsidiaries and its shareholders by enabling the Company and its Subsidiaries to attract, retain and motivate employees and consultants or those who will become employees or consultants, and to align the interests of those individuals and the Company's shareholders. To do this, the Plan offers performance-based incentive awards and equity-based opportunities providing such employees and consultants with a proprietary interest in maximizing the growth, profitability and overall success of the Company and its Subsidiaries.

       2.   DEFINITIONS.  For purposes of the Plan, the following terms shall
            -----------
have the meanings set forth below:

            2.1 "AWARD" means an award or grant made to a Participant under Sections 6, 7, 8 and/or 9 of the Plan.

            2.2 "AWARD AGREEMENT" means the agreement executed by a Participant pursuant to Sections 3.2 and 17.7 of the Plan in connection with the granting of an Award.

            2.2 "BOARD" means the Board of Directors of the Company, as constituted from time to time.

            2.3 "CLOSING" means the occurrence of the closing of the initial public offerings by the Company of the Common Stock.

            2.4 "CODE" means the Internal Revenue Code of 1986, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

            2.5 "COMMITTEE" means the committee of the Board established to administer the Plan, as described in Section 3 of the Plan.

            2.6 "COMMON STOCK" means the Class A Common Stock, par value $.01 per share, of the Company or any security of the Company issued by the Company in substitution or exchange therefor.

            2.7 "COMPANY" means Carson, Inc., a Delaware corporation, or any successor corporation to Carson, Inc.
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                                     - 2 -


          2.8 "DISABILITY" means disability as defined in the Participant's then effective employment agreement, or if the participant is not then a party to an effective employment agreement with the Company which defines disability, "Disability" means disability as determined by the Committee in accordance with standards and procedures similar to those under the Company's long-term disability plan, if any. Subject to the first sentence of this Section 2.8, at any time that the Company does not maintain a long-term disability plan, "Disability" shall mean any physical or mental disability which is determined to be total and permanent by a physician selected in good faith by the Company.

          2.9 "EXCHANGE ACT" means the Securities Exchange Act of 1934, as in effect and as amended from time to time, or any successor statute thereto, together with any rules, regulations and interpretations promulgated thereunder or with respect thereto.

          2.10 "FAIR MARKET VALUE" means on, or with respect to, any given date(s), the average of the highest and lowest market prices of the Common Stock, as reported on the consolidated transaction reporting system for the New York Stock Exchange for such date(s) or, if the Common Stock was not traded on such date(s), on the next preceding day or days on which the Common Stock was traded. If at any time the Common Stock is not traded on such exchange, the Fair Market Value of a share of the Common Stock shall be determined in good faith by the Board.

          2.11 "INCENTIVE STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is intended to be (and is specifically designated as) an "incentive stock option" within the meaning of Section 422 of the Code.

          2.12 "NON-QUALIFIED STOCK OPTION" means any stock option granted pursuant to the provisions of Section 6 of the Plan (and the relevant Award Agreement) that is not (and is specifically designated as not being) an Incentive Stock Option.

          2.13 "PARTICIPANT" means any individual who is selected from time to time under Section 5 to receive an Award under the Plan.

          2.14 "PERFORMANCE UNITS" means the monetary units granted under
Section 9 of the Plan and the relevant Award Agreement.

          2.15 "PLAN" means the Carson, Inc. 1996 Long-Term Incentive Plan, as set forth herein and as in effect and as amended from time to time (together with any rules and regulations promulgated by the Committee with respect thereto).

          2.16 "RELOAD STOCK OPTION" means any Non-Qualified Stock Option automatically granted pursuant to the provisions of Section 6.7 of the Plan and the relevant Award Agreement.
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                                     - 3 -

          2.17 "RESTRICTED SHARES" means the restricted shares of Common Stock granted pursuant to the provisions of Section 8 of the Plan and the relevant Award Agreement.

          2.18 "RETIREMENT" means the voluntary retirement by the Participant from active employment with the Company and its Subsidiaries on or after the attainment of (i) age 65, or (ii) 60, with the consent of the Board.

          2.19  "STOCK APPRECIATION RIGHT" means an Award described in Section
7.2 of the Plan and granted pursuant to the provisions of Section 7 of the Plan.

          2.20 "SUBSIDIARY(IES)" means any corporation (other than the Company) in an unbroken chain of corporations, including and beginning with the Company, if each of such corporations, other than the last corporation in the unbroken chain, owns, directly or indirectly, more than fifty percent (50%) of the voting stock in one of the other corporations in such chain.

       3.   ADMINISTRATION.
            --------------

            3.1    THE COMMITTEE.  The Plan shall be administered by the
                   -------------
Committee. The Committee shall be appointed from time to time by the Board and shall be comprised of not less than three (3) of the then members of the Board who are Non-Employee Directors (within the meaning of SEC Rule 16b-3(b)(3)) of the Company. No member of the Committee shall be eligible to receive awards under the Plan. Consistent with the Bylaws of the Company, members of the Committee shall serve at the pleasure of the Board and the Board, subject to the immediately preceding sentence, may at any time and from time to time remove members from, or add members to, the Committee.

            3.2    PLAN ADMINISTRATION AND PLAN RULES.  The Committee is
                   ----------------------------------
authorized to construe and interpret the Plan and to promulgate, amend and rescind rules and regulations relating to the implementation, administration and maintenance of the Plan. Subject to the terms and conditions of the Plan, the Committee shall make all determinations necessary or advisable for the implementation, administration and maintenance of the Plan including, without limitation, (a) selecting the Plan's Participants, (b) making Awards in such amounts and form as the Committee shall determine, (c) imposing such restrictions, terms and conditions upon such Awards as the Committee shall deem appropriate, and (d) correcting any technical defect(s) or technical omission(s), or reconciling any technical inconsistency(ies), in the Plan and/or any Award Agreement. The Committee may designate persons other than members of the Committee to carry out the day-to-day ministerial administration of the Plan under such conditions and limitations as it may prescribe, except that the Committee shall not delegate its authority with regard to the selection for participation in the Plan and/or the granting of any Awards to Participants.
The Committee's determinations under the Plan need not be uniform and may be made selectively among Participants, whether or not such
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                                     - 4 -

Participants are similarly situated. Any determination, decision or action of the Committee in connection with the construction, interpretation, administration, implementation or maintenance of the Plan shall be final, conclusive and binding upon all Participants and any person(s) claiming under or through any Participants. The Company shall effect the granting of Awards under the Plan, in accordance with the determinations made by the Committee, by execution of written agreements and/or other instruments in such form as is approved by the Committee.

          3.3    LIABILITY LIMITATION.  Neither the Board nor the Committee, nor
                 --------------------
any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan (or any Award Agreement), and the members of the Board and the Committee shall be entitled to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including, without limitation, attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors and officers liability insurance coverage which may be in effect from time to time.

          3.4    PRE-IPO ADMINISTRATION.  Notwithstanding anything in the Plan
                 ----------------------
to the contrary and prior to the Closing (the "Pre-IPO Period"), the Plan may also be administered by the Board. During the Pre-IPO Period (but not beyond), the Board shall have all the authority, rights and powers set forth in Sections 3.1, 3.2 and 3.3 of the Plan and may make any and all determinations, and take any and all other actions, which may or could be made, or taken, by the Committee under the Plan.

       4. TERM OF PLAN/COMMON STOCK SUBJECT TO PLAN.
          -----------------------------------------

          4.1    TERM.  The Plan shall terminate on December 31, 2006, except
                 ----
with respect to Awards then outstanding. After such date no further Awards shall be granted under the Plan.

          4.2    COMMON STOCK.  The maximum number of shares of Common Stock in
                 ------------
respect of which Awards may be granted or paid out under the Plan, subject to adjustment as provided in Section 14.2 of the Plan, shall not exceed 600,000 shares. In the event of a change in the Common Stock of the Company that is limited to a change in the designation thereof to "Capital Stock" or other similar designation, or to a change in the par value thereof, or from par value to no par value, without increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be the Common Stock for purposes of the Plan. Common Stock which may be issued under the Plan may be either authorized and unissued shares or issued shares which have been reacquired by the Company (in the open-market or in private transactions) and which are being held as treasury shares. No fractional shares of Common Stock shall be issued under the Plan.
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                                     - 5 -

          4.3  COMPUTATION OF AVAILABLE SHARES.  For the purpose of computing
               -------------------------------
the total number of shares of Common Stock available for Awards under the Plan, there shall be counted against the limitations set forth in Section 4.2 of the Plan the maximum number of shares of Common Stock potentially subject to issuance upon exercise or settlement of Awards granted under Sections 6 and 7 of the Plan, the number of shares of Common Stock issued under grants of Restricted Shares pursuant to Section 8 of the Plan and the maximum number of shares of Common Stock potentially issuable under grants or payments of Performance Units pursuant to Section 9 of the Plan, in each case determined as of the date on which such Awards are granted. If any Awards expire unexercised or are forfeited, surrendered, cancelled, terminated or settled in cash in lieu of Common Stock, the shares of Common Stock which were theretofore subject (or potentially subject) to such Awards shall again be available for Awards under the Plan to the extent of such expiration, forfeiture, surrender, cancellation, termination or settlement of such Awards.

       5.   ELIGIBILITY.  Individuals eligible for Awards under the Plan shall
            -----------
consist of all salaried employees and consultants, or those who will become such employees or consultants, of the Company and/or its Subsidiaries who are responsible for the management, growth and protection of the business of the Company and/or its Subsidiaries or whose performance or contribution, in the sole discretion of the Committee, benefits or will benefit the Company.

       6.   STOCK OPTIONS.
            -------------

            6.1  TERMS AND CONDITIONS.  Stock options granted under the Plan
                 --------------------
shall be in respect of Common Stock and may be in the form of Incentive Stock Options, Non-Qualified Stock Options or Reload Stock Options (sometimes referred to collectively herein as the "Stock Option(s))". Such Stock Options shall be subject to the terms and conditions set forth in this Section 6 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

            6.2  GRANT.  Stock Options may be granted under the Plan in such
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form as the Committee may from time to time approve.  Stock Options may be granted alone or in addition to other Awards under the Plan or in tandem with Stock Appreciation Rights. Special provisions shall apply to Incentive Stock Options granted to any employee who owns (within the meaning of Section 422(b)(6) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent corporation or any subsidiary of the Company, within the meaning of Sections 424(e) and (f) of the Code (a "10% Shareholder").

             6.3 EXERCISE PRICE.  The exercise price per share of Common Stock
                 --------------
subject to a Stock Option shall be determined by the Committee, including, without limitation, a determination based on a formula determined by the Committee; provided, however, that the exercise price of an Incentive Stock
           --------  -------
Option or a Reload Stock Option shall not be less than
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                                     - 6 -

one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of the grant of such Incentive Stock Option or Reload Stock Option; provided, further, however, that, in the case of a 10% Shareholder, the exercise
- --------  -------  -------
price of an Incentive Stock Option shall not be less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant.

          6.4    TERM.  The term of each Stock Option shall be such period of
                 ----
time as is fixed by the Committee; provided, however, that the term of any
                                   --------  -------
Incentive Stock Option shall not exceed ten (10) years (five (5) years, in the case of a 10% Shareholder) after the date immediately preceding the date on which the Incentive Stock Option is granted.

          6.5    METHOD OF EXERCISE.  A Stock Option may be exercised, in whole
                 ------------------
or in part, by giving written notice of exercise to the Secretary of the Company, or the Secretary's designee, specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the exercise price in cash, by certified check, bank draft or money order payable to the order of the Company or, if permitted by the Committee (in its sole discretion) and applicable law, by delivery of, alone or in conjunction with a partial cash or instrument payment, (a) a fully-secured promissory note or notes, (b) shares of Common Stock already owned by the Participant for at least six (6) months, or
(c) some other form of payment acceptable to the Committee. The Committee may also permit Participants (either on a selective or group basis) to simultaneously exercise Stock Options and sell the shares of Common Stock thereby acquired, pursuant to a "cashless exercise" arrangement or program, selected by and approved of in all respects in advance by the Committee.
Payment instruments shall be received by the Company subject to collection. The proceeds received by the Company upon exercise of any Stock Option may be used by the Company for general corporate purposes. Any portion of a Stock Option that is exercised may not be exercised again.

          6.6  EXERCISABILITY.  In respect of any Stock Option granted under the
               --------------
Plan, unless otherwise (a) determined by the Committee (in its sole discretion) at any time and from time to time in respect of any such Stock Option, or (b) provided in the Award Agreement or in the Participant's employment agreement in respect of any such Stock Option, such Stock Option shall become exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option, as determined on the date of grant, as follows:

          . 33 1/3%, on the first anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;

          . 66 2/3%, on the second anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries;
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                                     - 7 -

          . 100%, on the third anniversary of the date of grant of the Stock Option, provided the Participant is then employed by the Company and/or one of its Subsidiaries; and

Notwithstanding anything to the contrary contained in this Section 6.6, such Stock Option shall become one hundred percent (100%) exercisable as to the aggregate number of shares of Common Stock underlying such Stock Option upon the death, Disability or Retirement of the Participant.

          6.7    RELOAD STOCK OPTIONS.  The Committee may, in its sole
                 --------------------
discretion, provide in any Award Agreement in respect of any Non-Qualified Stock Option that if the Participant delivers shares of the Company's Common Stock already owned by such Participant for at least six (6) months in full or partial payment of the exercise price of such Non-Qualified Stock Option, the Participant shall automatically (subject to the limitations contained in Section 4.2) and immediately thereupon be granted a Reload Stock Option to purchase that number of shares of Common Stock delivered by the Participant to the Company (on such terms as the Committee may prescribe under and in accordance with the
Plan).

          6.8    TANDEM GRANTS.  If Non-Qualified Stock Options and Stock
                 -------------
Appreciation Rights are granted in tandem, as designated in the relevant Award Agreements, the right of a Participant to exercise any such tandem Stock Option shall terminate to the extent that the shares of Common Stock subject to such Stock Option are used to calculate amounts or shares receivable upon the exercise of the related tandem Stock Appreciation Right.

       7.   STOCK APPRECIATION RIGHTS.
            -------------------------

            7.1  TERMS AND CONDITIONS.  The grant of Stock Appreciation Rights
                 --------------------
under the Plan shall be subject to the terms and conditions set forth in this
Section 7 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

           7.2   STOCK APPRECIATION RIGHTS.  A Stock Appreciation Right is an
                 -------------------------
Award granted with respect to a specified number of shares of Common Stock entitling a Participant to receive an amount equal to the excess of the Fair Market Value of a share of Common Stock on the date of exercise over the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Right, multiplied by the number of shares of Common Stock with respect to which the Stock Appreciation Right shall have been exercised.

           7.3   GRANT.  A Stock Appreciation Right may be granted in addition
                 -----
to any other Award under the Plan or in tandem with or independent of a Non-Qualified Stock Option.
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                                     - 8 -

          7.4  DATE OF EXERCISABILITY.  Unless otherwise provided in the
               ----------------------
Participant's employment agreement or the Award Agreement in respect of any Stock Appreciation Right, a Stock Appreciation Right may be exercised by a Participant, in accordance with and subject to all of the procedures established by the Committee, in whole or in part at any time and from time to time during its specified term. Notwithstanding the preceding sentence, in no event shall a Stock Appreciation Right be exercisable prior to the date which is six (6) months after the date on which the Stock Appreciation Right was granted or prior to the exercisability of any Non-Qualified Stock Option with which it is granted in tandem. The Committee may also provide, as set forth in the relevant Award Agreement and without limitation, that some Stock Appreciation Rights shall be automatically exercised and settled on one or more fixed dates specified therein by the Committee.

          7.5  FORM OF PAYMENT.  Upon exercise of a Stock Appreciation Right,
               ---------------
payment may be made in cash, in Restricted Shares or in shares of unrestricted Common Stock, or in any combination thereof, as the Committee, in its sole discretion, shall determine and provide in the relevant Award Agreement.

          7.6  TANDEM GRANT.  The right of a Participant to exercise a tandem
               ------------
Stock Appreciation Right shall terminate to the extent such Participant exercises the Non-Qualified Stock Option to which such Stock Appreciation Right is related.

       8.  RESTRICTED SHARES.
           -----------------

             8.1 TERMS AND CONDITIONS.  Grants of Restricted Shares shall be
                 --------------------
subject to the terms and conditions set forth in this Section 8 and any additional terms and conditions, not inconsistent with the express terms and provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement. Restricted Shares may be granted alone or in addition to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Restricted Shares to be granted to a Participant and the Committee may provide or impose different terms and conditions on any particular Restricted Share grant made to any Participant. With respect to each Participant receiving an Award of Restricted Shares, there shall be issued a stock certificate (or certificates) in respect of such Restricted Shares. Such stock certificate(s) shall be registered in the name of such Participant, shall be accompanied by a stock power duly executed by such Participant, and shall bear, among other required legends, the following legend:

          "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including, without limitation, forfeiture events) contained in the Carson, Inc. 1996 Long-Term Incentive Plan and an Award Agreement entered into between the registered owner hereof and Carson, Inc. Copies of such Plan and Award Agreement are on file in the office of the Secretary of Carson, Inc., Savannah,
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                                     - 9 -

          Georgia. Carson, Inc. will furnish to the recordholder of the certificate, without charge and upon written request at its principal place of business, a copy of such Plan and Award Agreement. Carson, Inc. reserves the right to refuse to record the transfer of this certificate until all such restrictions are satisfied, all such terms are complied with and all such conditions are satisfied."

Such stock certificate evidencing such shares shall, in the sole discretion of the Committee, be deposited with and held in custody by the Company until the restrictions thereon shall have lapsed and all of the terms and conditions applicable to such grant shall have been satisfied.

          8.2  RESTRICTED SHARE GRANTS.  A grant of Restricted Shares is an
               -----------------------
Award of shares of Common Stock granted to a Participant, subject to such restrictions, terms and conditions as the Committee deems appropriate, including, without limitation, (a) restrictions on the sale, assignment, transfer, hypothecation or other disposition of such shares, (b) the requirement that the Participant deposit such shares with the Company while such shares are subject to such restrictions, and (c) the requirement that such shares be forfeited upon termination of employment for specified reasons within a specified period of time or for other reasons (including, without limitation, the failure to achieve designated performance goals).

          8.3  RESTRICTION PERIOD.  In accordance with Sections 8.1 and 8.2 of
               ------------------
the Plan and unless otherwise determined by the Committee (in its sole discretion) at any time and from time to time, Restricted Shares shall only become unrestricted and vested in the Participant in accordance with such vesting schedule relating to such Restricted Shares, if any, as the Committee may establish in the relevant Award Agreement (the "Restriction Period"). Notwithstanding the preceding sentence, in no event shall the Restriction Period be less than six (6) months after the date of grant. During the Restriction Period, such stock shall be and remain unvested and a Participant may not sell, assign, transfer, pledge, encumber or otherwise dispose of or hypothecate such Award. Upon satisfaction of the vesting schedule and any other applicable restrictions, terms and conditions, the Participant shall be entitled to receive payment of the Restricted Shares or a portion thereof, as the case may be, as provided in Section 8.4 of the Plan.

          8.4  PAYMENT OF RESTRICTED SHARE GRANTS.  After the satisfaction
               ----------------------------------
and/or lapse of the restrictions, terms and conditions established by the Committee in respect of a grant of Restricted Shares, a new certificate, without the legend set forth in Section 8.1 of the Plan, for the number of shares of Common Stock which are no longer subject to such restrictions, terms and conditions shall, as soon as practicable thereafter, be delivered to the Participant.

          8.5  SHAREHOLDER RIGHTS.  A Participant shall have, with respect to
               ------------------
the shares of Common Stock underlying a grant of Restricted Shares, all of the rights of a shareholder of such stock (except as such rights are limited or restricted under the Plan or in the relevant Award Agreement). Any stock dividends paid in respect of unvested Restricted Shares shall be treated as additional Restricted Shares and shall be subject to the same restrictions and other terms and conditions that apply to the unvested Restricted Shares in respect of which such stock dividends are issued.

       9.   PERFORMANCE UNITS.
            -----------------

          9.1    TERMS AND CONDITIONS.  Performance Units shall be subject to
                 --------------------
the terms and conditions set forth in this Section 9 and any additional terms and conditions, not inconsistent with the express provisions of the Plan, as the Committee shall set forth in the relevant Award Agreement.

          9.2    PERFORMANCE UNIT GRANTS.  A Performance Unit is an Award of
                 -----------------------
units (with each unit representing such monetary amount as is designated by the Committee in the Award Agreement) granted to a Participant, subject to such terms and conditions as the Committee deems appropriate, including, without limitation, the requirement that the Participant forfeit such units (or a portion thereof) in the event certain performance criteria or other conditions are not met within a designated period of time.

          9.3    GRANTS.  Performance Units may be granted alone or in addition
                 ------
to any other Awards under the Plan. Subject to the terms of the Plan, the Committee shall determine the number of Performance Units to be granted to a Participant and the Committee may impose different terms and conditions on any particular Performance Units granted to any Participant.

          9.4    PERFORMANCE GOALS AND PERFORMANCE PERIODS.  Participants
                 -----------------------------------------
receiving a grant of Performance Units shall only earn into and be entitled to payment in respect of such Awards if the Company and/or the Participant achieves certain performance goals (the "Performance Goals") during and in respect of a designated performance period (the "Performance Period"). The Performance Goals and the Performance Period shall be established by the Committee, in its sole discretion. The Committee shall establish Performance Goals for each Performance Period prior to, or as soon as practicable after, the commencement of such Performance Period. The Committee shall also establish a schedule or schedules for Performance Units setting forth the portion of the Award which will be earned or forfeited based on the degree of achievement, or lack thereof, of the Performance Goals at the end of the relevant Performance Period. In setting Performance Goals, the Committee may use, but shall not be limited to, such measures as total shareholder return, return on equity, net earnings growth, sales or revenue growth, cash flow, comparisons to peer companies, individual or aggregate Participant performance or such other measure or measures of performance as the Committee, in its sole discretion, may deem appropriate. Such performance measures shall be defined as to their respective components and meaning by the Committee (in its sole discretion). During any Performance Period, the Committee shall have the authority to adjust the Performance Goals and/or the Performance Period in such manner as the Committee, in its sole discretion, deems appropriate at any time and from time to time.

          9.5    PAYMENT OF UNITS.  With respect to each Performance Unit, the
                 ----------------
Participant shall, if the applicable Performance Goals have been achieved, or partially achieved, as determined by the Committee in its sole discretion, by the Company and/or the Participant during the relevant Performance Period, be entitled to receive payment in an amount equal to the designated value of each Performance Unit times the number of such units so earned. Payment in settlement of earned Performance Units shall be made as soon as practicable following the conclusion of the respective Performance Period in cash, in unrestricted Common Stock, or in Restricted Shares, or in any combination thereof, as the Committee in its sole discretion, shall determine and provide in the relevant Award Agreement.

       10.  DEFERRAL ELECTIONS/TAX REIMBURSEMENTS/OTHER PROVISIONS.
            ------------------------------------------------------

          10.1   DEFERRALS.  The Committee may permit a Participant to elect to
                 ---------
defer receipt of any payment of cash or any delivery of shares of Common Stock that would otherwise be due to such Participant by virtue of the exercise, earn out or settlement of any Award made under the Plan. If any such election is permitted, the Committee shall establish rules and procedures for such deferrals, including, without limitation, the payment or crediting of reasonable interest on such deferred amounts credited in cash, and the payment or crediting of dividend equivalents in respect of deferrals credited in units of Common Stock. The Committee may also provide in the relevant Award Agreement for a tax reimbursement cash payment to be made by the Company in favor of any Participant in connection with the tax consequences resulting from the grant, exercise, settlement, or earn out of any Award made under the Plan.

          10.2   PERFORMANCE-BASED AWARDS.  Performance Units, performance-based
                 ------------------------
Restricted Shares, and other Awards subject to performance criteria are intended to be "qualified performance-based compensation" within the meaning of section 162(m) of the Code and shall be paid solely on account of the attainment of one or more preestablished, objective performance goals within the meaning of section 162(m) and the regulations thereunder. Until otherwise determined by the Committee, the performance goals shall be the attainment of preestablished levels of any of net income, market price per share, earnings per share, return on equity, return on capital employed and/or cash flow. The payout of any such Award to a Covered Employee may be reduced, but not increased, based on the degree of attainment of other performance criteria or otherwise at the discretion of the Committee. For purposes of the Plan, "Covered Employee" has the same meaning as set forth in Section 162(m) of the Code.

          10.3  MAXIMUM YEARLY AWARDS.  The maximum annual Common Stock amounts
                ---------------------
in this Section 10.3 are subject to adjustment under Section 14.2 and are subject to the Plan maximum under Section 4.2.

                10.3.1  PERFORMANCE-BASED AWARDS. All Participants in the
                        ------------------------
      aggregate may not receive in any calendar year Performance Units, performance-based Restricted Shares and other Awards subject to performance criteria exceeding, in the aggregate, 300,000 underlying shares of Common Stock. The maximum amount payable in respect of such Awards in any calendar year may not exceed 500,000 shares of Common Stock (or the then equivalent Fair Market Value thereof) in the aggregate to all Participants and 100,000 shares of Common Stock (or the then equivalent Fair Market Value thereof) in the case of any individual Participant.

                10.3.2  STOCK OPTIONS AND SARS. All Participants in the
                        ----------------------
                        aggregate

      may not receive in any calendar year Awards of Options and Stock Appreciation Rights, in the aggregate, exceeding 500,000 underlying shares of Common Stock. Each individual Participant may not receive in any calendar year Awards of Options or Stock Appreciation Rights exceeding 200,000 underlying shares of Common Stock.

       11.  DIVIDEND EQUIVALENTS.  In addition to the provisions of Section 8.5
            --------------------
of the Plan, Awards of Stock Options, and/or Stock Appreciation Rights, may, in the sole discretion of the Committee and if provided for in the relevant Award Agreement, earn dividend equivalents. In respect of any such Award which is outstanding on a dividend record date for Common Stock, the Participant shall be credited with an amount equal to the amount of cash or stock dividends that would have been paid on the shares of Common Stock covered by such Award had such covered shares been issued and outstanding on such dividend record date. The Committee shall establish such rules and procedures governing the crediting of such dividend equivalents, including, without limitation, the amount, the timing, form of payment and payment contingencies and/or restrictions of such dividend equivalents, as it deems appropriate or necessary.

       12.  TERMINATION OF EMPLOYMENT.
            -------------------------

          12.1   GENERAL.  Except as is otherwise provided (a) in the relevant
                 -------
Award Agreement as determined by the Committee (in its sole discretion), or (b) in the Participant's then effective employment agreement, if any, the following terms and conditions shall apply as appropriate and as not inconsistent with the terms and conditions, if any, contained in such Award Agreement and/or such employment agreement:

            12.1.1  OPTIONS/SARS.  Subject to any determination of the Committee
                    ------------
     pursuant to Section 6.6 of the Plan, if a Participant's employment with the Company terminates for any reason any then unexercisable Stock Options and/or Stock Appreciation Rights shall be forfeited and cancelled by the Company. Except as otherwise provided in this Section 12.1.1, if a Participant's employment with the Company and its Subsidiaries terminates for any reason, such Participant's rights, if any, to exercise any then exercisable Stock Options and/or Stock Appreciation Rights, if any, shall terminate ninety
     (90) days after the date of such termination (but not beyond the stated term of any such Stock Option and/or Stock Appreciation Right as determined under Sections 6.4 and 7.4) and thereafter such Stock Options or Stock Appreciation Rights shall be forfeited and cancelled by the Company. The Committee, in its sole discretion, may determine that any such Participant's Stock Options and/or Stock Appreciation Rights, if any, to the extent exercisable immediately prior to any termination of employment (other than a termination due to death, Retirement or Disability), may remain exercisable for an additional specified time period after such ninety (90) day period expires (subject to any other applicable terms and provisions of the Plan and the relevant Award Agreement), but not beyond the stated term of any such Stock Option and/or Stock Appreciation Right. If any termination of employment is due to death, Retirement or Disability, a Participant (and such Participant's estate, designated beneficiary or other legal representative, as the case may be and as determined by the Committee) shall have the right, to the extent exercisable immediately prior to any such termination, to exercise such Stock Options and/or Stock Appreciation Rights, if any, at any time within the one (1) year period following such termination due to death, Retirement or Disability (but not beyond the term of any such Stock Option and/or Stock Appreciation Right as determined under Sections 6.4 and 7.4).

            12.1.2  RESTRICTED SHARES.  If a Participant's employment with the
                    -----------------
     Company and its Subsidiaries terminates for any reason (other than due to Disability, Retirement or death) prior to the satisfaction and/or lapse of the restrictions, terms and conditions applicable to a grant of Restricted Shares, such Restricted Shares shall immediately be cancelled and the Participant (and such Participant's estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Restricted Shares. Notwithstanding anything to the contrary in this Section 12, the Committee, in its sole discretion, may determine, prior to or within ninety (90) days after the date of such termination, that all or a portion of any such Participant's Restricted Shares shall not be so cancelled and forfeited. If the Participant's employment terminates due to death, Disability or Retirement, the Participant shall become 100% vested in any such Participant's restricted Shares as of the date of any such termination.

            12.1.3  PERFORMANCE UNITS.  If a Participant's employment with the
                    -----------------
     Company and its Subsidiaries terminates for any reason (other than due to Disability, Retirement or death) prior to the completion of any Performance Period, any Performance Units granted in respect of such Performance Period shall immediately be cancelled by the Company and the Participant (and such Participant's estate, designated beneficiary or other legal representative) shall forfeit any rights or interests in and with respect to any such Performance Units. Notwithstanding anything to the contrary in this Section 12, the Committee, in its sole discretion may determine, prior to or within ninety (90) days after the date of any such termination, that all or a portion of any such Participant's Performance Units shall not be so cancelled and forfeited upon termination of employment for any reason or for a particular reason. If the Participant's employment terminates due to death, Disability or Retirement, the Participant shall be entitled to earn into such Participant's Performance Units in accordance with Section 9 of the Plan; provided, however, that any
                                                     --------  -------
     such earn out (determined in good faith by the Committee) shall be proportionately reduced based on the number of days transpired in the relevant Performance Periods prior to such death, Disability or Retirement over the total number of calendar days in any such relevant Performance Period.

       13.  NON-TRANSFERABILITY OF AWARDS.  Unless otherwise provided in the
            -----------------------------
Award Agreement, no Award under the Plan or any Award Agreement, and no rights or interests herein or therein, shall or may be assigned, transferred, sold, exchanged, encumbered, pledged, or otherwise hypothecated or disposed of by a Participant or any beneficiary(ies) of any Participant, except by testamentary disposition by the Participant or the laws of intestate succession. No such interest shall be subject to execution, attachment or similar legal process, including, without limitation, seizure for the payment of the Participant's debts, judgements, alimony, or separate maintenance. Unless otherwise provided in the Award Agreement, during the lifetime of a Participant, Stock Options and Stock Appreciation Rights are exercisable only by the Participant.

       14.  CHANGES IN CAPITALIZATION AND OTHER MATTERS.
            -------------------------------------------

              14.1  NO CORPORATE ACTION RESTRICTION. The existence of the Plan,
                    -------------------------------
any Award Agreement and/or the Awards granted hereunder shall not limit, affect or restrict in any way the right or power of the Board or the shareholders of the Company to make or authorize (a) any adjustment, recapitalization, reorganization or other change in the Company's or any Subsidiary's capital structure or its business, (b) any merger, consolidation or change in the ownership of the Company or any Subsidiary, (c) any issue of bonds, debentures, capital, preferred or prior preference stocks ahead of or affecting the Company's or any Subsidiary's capital stock or the rights thereof, (d) any dissolution or liquidation of the Company or any Subsidiary, (e) any sale or transfer of all or any part of the Company's or any Subsidiary's assets or business, or (f) any other corporate act or proceeding by the Company or any Subsidiary. No Participant, beneficiary or any other person shall have any claim against any member of the Board or the Committee, the Company or any Subsidiary, or any employees, officers or agents of the Company or any subsidiary, as a result of any such action.

              14.2  RECAPITALIZATION ADJUSTMENTS.  In the event of any change in
                    ----------------------------
capitalization affecting the Common Stock of the Company, including, without limitation, a stock dividend or other distribution, stock split, reverse stock split, recapitalization, consolidation, subdivision, split-up, spin-off, split-off, combination or exchange of shares or other form of reorganization or recapitalization, or any other change affecting the Common Stock, the Board shall authorize and make such proportionate adjustments, if any, as the Board deems appropriate to reflect such change, including, without limitation, with respect to the aggregate number of shares of the Common Stock for which Awards in respect thereof may be granted under the Plan, the maximum number of shares of the Common Stock which may be granted or awarded to any Participant, the number of shares of the Common Stock covered by each outstanding Award, and the exercise price or other price per share of Common Stock in respect of outstanding Awards.

            14.3  CERTAIN MERGERS.
                  ---------------

                  14.3.1 If the Company enters into or is involved in any merger, reorganization or other business combination with any person or entity (such merger, reorganization or other business combination to be referred to herein as a "Merger Event") and as a result of any such Merger Event the Company will be or is the surviving corporation, a Participant shall be entitled, as of the date of the execution of the agreement evidencing the Merger Event (the "Execution Date") and with respect to both exercisable and unexercisable Stock Options and/or Stock Appreciation Rights (but only to the extent not previously exercised), to receive substitute stock options and/or stock appreciation rights in respect of the shares of the surviving corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options or Stock Appreciation Rights granted hereunder as of the date of the consummation of the Merger Event. Notwithstanding anything to the contrary in this Section 14.3, if any Merger Event occurs, the Company shall have the right, but not the obligation, to pay to each affected Participant an amount in cash or certified check equal to the excess of the Fair Market Value of the Common Stock underlying any affected unexercised Stock Options or Stock Appreciation Rights as of the Execution Date (whether then exercisable or not) over the aggregate exercise price of such unexercised Stock Options and/or Stock Appreciation Rights, as the case may be.

                  14.3.2 If, in the case of a Merger Event in which the Company will not be, or is not, the surviving corporation, and the Company determines not to make the cash or certified check payment described in
     Section 14.3.1 of the Plan, the Company shall compel and obligate, as a condition of the consummation of the Merger Event, the surviving or resulting corporation and/or the other party to the Merger Event, as necessary, or any parent, subsidiary or acquiring corporation thereof, to grant, with respect to both exercisable and unexercisable Stock Options and/or Stock Appreciation Rights (but only to the extent not previously exercised), substitute stock options or stock appreciation rights in respect of the shares of common or other capital stock of such surviving or resulting corporation on such terms and conditions, as to the number of shares, pricing and otherwise, which shall substantially preserve the value, rights and benefits of any affected Stock Options and/or Stock Appreciation Rights previously granted hereunder as of the date of the consummation of the Merger Event.

            14.3.3 Upon receipt by any affected Participant of any such cash, certified check, or substitute stock options or stock appreciation rights as a result of any such Merger Event, such Participant's affected Stock Options and/or Stock Appreciation Rights for which such cash, certified check or substitute awards was received shall be thereupon cancelled without the need for obtaining the consent of any such affected Participant.

            14.3.4 The foregoing adjustments and the manner of application of the foregoing provisions, including, without limitation, the issuance of any substitute stock options and/or stock appreciation rights, shall be determined in good faith by the Committee in its sole discretion. Any such adjustment may provide for the elimination of fractional shares.

       15.  CHANGE OF CONTROL.
            -----------------

               15.1   ACCELERATION OF AWARDS VESTING.  Anything in the Plan
                      ------------------------------
to the contrary notwithstanding, if a Change of Control of the Company occurs
(a) all Stock Options and/or Stock Appreciation Rights then unexercised and outstanding shall become fully vested and exercisable as of the date of the Change of Control, (b) all restrictions, terms and conditions applicable to all Restricted Shares then outstanding shall be deemed lapsed and satisfied as of the date of the Change of Control, and (c) the Performance Period shall be deemed completed, all Performance Goals shall be deemed attained at the highest levels and all Performance Units shall be deemed to have been fully earned as of the date of the Change of Control. The immediately preceding sentence shall apply to only those Participants (i) who are employed by the Company and/or one of its Subsidiaries as of the date of the Change of Control, or (ii) to whom
Section 15.3 below is applicable.

               15.2   PAYMENT AFTER CHANGE OF CONTROL.  Notwithstanding
                      -------------------------------
anything to the contrary in the Plan, within thirty (30) days after a Change of Control occurs, (a) the holder of an Award of Restricted Shares vested under
Section 15.1(b) above shall receive a new certificate for such shares without the legend set forth in Section 8 of the Plan (and, in the case only of a Change of Control under Section 15.4.1 of the Plan, such holder shall have the right, but not the obligation, to elect, within ten (10) business days after the Participant has actual or constructive knowledge of the occurrence of such Change of Control, to require the Company to purchase such shares from the Participant at their then Fair Market Value, (b) the holder of Performance Units shall receive payment of the value of such grants in cash at the highest levels, and (c) in the case only of a Change of Control under Section 15.4.1 of the Plan, the holders of any Stock Options and/or Stock Appreciation Rights shall have the right, but not the obligation, to elect, within ten (10) business days after the Participant has actual or constructive knowledge of the occurrence of such Change of Control, to require the Company to purchase such Stock Options and/or Stock Appreciation Rights from the Participant for an aggregate amount equal to the then aggregate Fair Market Value of the Common Stock underlying such Awards tendered, less the aggregate exercise price of such tendered Awards.

          15.3   TERMINATION AS A RESULT OF A CHANGE OF CONTROL.  Anything in
                 ----------------------------------------------
the Plan to the contrary notwithstanding, if a Change of Control occurs and if the Participant's employment is terminated before such Change of Control and it is reasonably demonstrated by the Participant that such employment termination
(a) was at the request, directly or indirectly, of a third party who has taken steps reasonably calculated to effect the Change of Control, or (b) otherwise arose in connection with or in anticipation of the Change of Control, then for purposes of this Section 15, the Change of Control shall be deemed to have occurred immediately prior to such Participant's employment termination (for all purposes other than those set forth in Section 15.2(c) of the Plan).

       15.4 CHANGE OF CONTROL.  For the purpose of this Agreement, "Change
            -----------------
of Control" shall mean:

            15.4.1 The acquisition, after and not pursuant to the Closing, by an individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of either
     (a) the shares of the Common Stock, or (b) the combined voting power of the voting securities of the Company entitled to vote generally in the election of directors (the "Voting Securities"); provided, however, that the
                                             --------  -------
     following acquisitions shall not constitute a Change of Control: (x) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary, (y) any acquisition by any underwriter in connection with any firm commitment underwriting of securities to be issued by the Company, or (z) any acquisition by any corporation if, immediately following such acquisition, more than 80% of the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation (entitled to vote generally in the election of directors), is beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who, immediately prior to such acquisition, were the beneficial owners of the Common Stock and the Voting Securities in substantially the same proportions, respectively, as their ownership, immediately prior to such acquisition, of the Common Stock and Voting Securities; or

            15.4.2 Individuals who, as of the effective date of the Plan, constitute the Board (the "Incumbent Board") cease thereafter for any reason to constitute at least a majority of the Board; provided, however,
                                                            --------  -------
     that any individual becoming a director subsequent to the effective date of the Plan whose election, or nomination for election by the Company's shareholders, was approved by at least a majority of the directors then serving and comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents; or

            15.4.3 Approval by the shareholders of the Company of a reorganization, merger or consolidation, other than a reorganization, merger or consolidation with respect to which all or substantially all of the individuals and entities who were the beneficial owners, immediately prior to such reorganization, merger or consolidation, of the Common Stock and Voting Securities beneficially own, directly or indirectly, immediately after such reorganization, merger or consolidation more than 80% of the then outstanding common stock and voting securities (entitled to vote generally in the election of directors) of the corporation resulting from such reorganization, merger or consolidation in substantially the same proportions as their respective ownership, immediately prior to such reorganization, merger or consolidation, of the Common Stock and the Voting Securities; or

            15.4.4 Approval by the shareholders of the Company of (a) a complete liquidation or substantial dissolution of the Company, or (b) the sale or other disposition of all or substantially all of the assets of the Company, other than to a Subsidiary, wholly-owned, directly or indirectly, by the Company.

       16.  AMENDMENT, SUSPENSION AND TERMINATION.
            -------------------------------------

            16.1   IN GENERAL.  The Board may suspend or terminate the Plan (or
                   ----------
any portion thereof) at any time and may amend the Plan at any time and from time to time in such respects as the Board may deem advisable to insure that any and all Awards conform to or otherwise reflect any change in applicable laws or regulations, or to permit the Company or the Participants to benefit from any change in applicable laws or regulations, or in any other respect the Board may deem to be in the best interests of the Company or any Subsidiary. No such amendment, suspension or termination shall (x) materially adversely effect the rights of any Participant under any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Share grants, without the consent of such Participant, or (y) make any change that would disqualify the Plan, or any other plan of the Company or any Subsidiary intended to be so qualified, from the benefits provided under Section 422 of the Code, or any successor provisions thereto.

          16.2     AWARD AGREEMENT MODIFICATIONS.  The Committee may (in its
                   ------------------------------
sole discretion) amend or modify at any time and from time to time the terms and provisions of any outstanding Stock Options, Stock Appreciation Rights, Performance Units, or Restricted Share grants, in any manner to the extent that the Committee under the Plan or any Award

Agreement could have initially determined the restrictions, terms and provisions of such Stock Options, Stock Appreciation Rights, Performance Units, and/or Restricted Share grants, including, without limitation, changing or accelerating
(a) the date or dates as of which such Stock Options or Stock Appreciation Rights shall become exercisable, (b) the date or dates as of which such Restricted Share grants shall become vested, or (c) the performance period or goals in respect of any Performance Units. No such amendment or modification shall, however, materially adversely affect the rights of any Participant under any such Award without the consent of such Participant.

       17.  MISCELLANEOUS.
            -------------

            17.1   TAX WITHHOLDING.  The Company shall have the right to deduct
                   ---------------
from any payment or settlement under the Plan, including, without limitation, the exercise of any Stock Option or Stock Appreciation Right, or the delivery, transfer or vesting of any Common Stock or Restricted Shares, any federal, state, local or other taxes of any kind which the Committee, in its sole discretion, deems necessary to be withheld to comply with the Code and/or any other applicable law, rule or regulation. If the Committee, in its sole discretion, permits shares of Common Stock to be used to satisfy any such tax withholding, such Common Stock shall be valued based on the Fair Market Value of such stock as of the date the tax withholding is required to be made, such date to be determined by the Committee. The Committee may establish rules limiting the use of Common Stock to meet withholding requirements by Participants who are subject to Section 16 of the Exchange Act.

          17.2    NO RIGHT TO EMPLOYMENT.  Neither the adoption of the Plan, the
                  ----------------------
granting of any Award, nor the execution of any Award Agreement, shall confer upon any employee of the Company or any Subsidiary any right to continued employment with the Company or any Subsidiary, as the case may be, nor shall it interfere in any way with the right, if any, of the Company or any Subsidiary to terminate the employment of any employee at any time for any reason.

          17.3    UNFUNDED PLAN.  The Plan shall be unfunded and the Company
                  -------------
shall not be required to segregate any assets in connection with any Awards under the Plan. Any liability of the Company to any person with respect to any Award under the Plan or any Award Agreement shall be based solely upon the contractual obligations that may be created as a result of the Plan or any such award or agreement. No such obligation of the Company shall be deemed to be secured by any pledge of, encumbrance on, or other interest in, any property or asset of the Company or any Subsidiary. Nothing contained in the Plan or any Award Agreement shall be construed as creating in respect of any Participant (or beneficiary thereof or any other person) any equity or other interest of any kind in any assets of the Company or any Subsidiary or creating a trust of any kind or a fiduciary relationship of any kind between the Company, any Subsidiary and/or any such Participant, any beneficiary thereof or any other person.

          17.4  PAYMENTS TO A TRUST.  The Committee is authorized to cause to be
                -------------------
established a trust agreement or several trust agreements or similar arrangements from which the Committee may make payments of amounts due or to become due to any Participants under the Plan.

          17.5  OTHER COMPANY BENEFIT AND COMPENSATION PROGRAMS.  Payments and
                -----------------------------------------------
other benefits received by a Participant under an Award made pursuant to the Plan shall not be deemed a part of a Participant's compensation for purposes of the determination of benefits under any other employee welfare or benefit plans or arrangements, if any, provided by the Company or any Subsidiary unless expressly provided in such other plans or arrangements, or except where the Board expressly determines in writing that inclusion of an Award or portion of an Award should be included to accurately reflect competitive compensation practices or to recognize that an Award has been made in lieu of a portion of competitive annual base salary or other cash compensation. Awards under the Plan may be made in addition to, in combination with, or as alternatives to, grants, awards or payments under any other plans or arrangements of the Company or its Subsidiaries. The existence of the Plan notwithstanding, the Company or any Subsidiary may adopt such other compensation plans or programs and additional compensation arrangements as it deems necessary to attract, retain and motivate employees.

          17.6  LISTING, REGISTRATION AND OTHER LEGAL COMPLIANCE.  No Awards or
                ------------------------------------------------
shares of the Common Stock shall be required to be issued or granted under the Plan unless legal counsel for the Company shall be satisfied that such issuance or grant will be in compliance with all applicable federal and state securities laws and regulations and any other applicable laws or regulations. The Committee may require, as a condition of any payment or share issuance, that certain agreements, undertakings, representations, certificates, and/or information, as the Committee may deem necessary or advisable, be executed or provided to the Company to assure compliance with all such applicable laws or regulations. Certificates for shares of the Restricted Shares and/or Common Stock delivered under the Plan may be subject to such stock-transfer orders and such other restrictions as the Committee may deem advisable under the rules, regulations, or other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed, and any applicable federal or state securities law. In addition, if, at any time specified herein (or in any Award Agreement or otherwise) for (a) the making of any Award, or the making of any determination, (b) the issuance or other distribution of Restricted Shares and/or Common Stock, or (c) the payment of amounts to or through a Participant with respect to any Award, any law, rule, regulation or other requirement of any governmental authority or agency shall require either the Company, any Subsidiary or any Participant (or any estate, designated beneficiary or other legal representative thereof) to take any action in connection with any such determination, any such shares to be issued or distributed, any such payment, or the making of any such determination, as the case may be, shall be deferred until such required action is taken. With respect to persons subject to Section 16 of the Exchange Act, transactions under the Plan are intended to comply with all applicable conditions of SEC Rule

16b-3. To the extent any provision of the Plan or any action by the administrators of the Plan fails to so comply with such rule, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.

          17.7   AWARD AGREEMENTS.  Each Participant receiving an Award under
                 ----------------
the Plan shall enter into an Award Agreement with the Company in a form specified by the Committee. Each such Participant shall agree to the restrictions, terms and conditions of the Award set forth therein and in the Plan.

          17.8   DESIGNATION OF BENEFICIARY.  Each Participant to whom an Award
                 --------------------------
has been made under the Plan may designate a beneficiary or beneficiaries to exercise any option or to receive any payment which under the terms of the Plan and the relevant Award Agreement may become exercisable or payable on or after the Participant's death. At any time, and from time to time, any such designation may be changed or cancelled by the Participant without the consent of any such beneficiary. Any such designation, change or cancellation must be on a form provided for that purpose by the Committee and shall not be effective until received by the Committee. If no beneficiary has been designated by a deceased Participant, or if the designated beneficiaries have predeceased the Participant, the beneficiary shall be the Participant's estate. If the Participant designates more than one beneficiary, any payments under the Plan to such beneficiaries shall be made in equal shares unless the Participant has expressly designated otherwise, in which case the payments shall be made in the shares designated by the Participant.

          17.9   LEAVES OF ABSENCE/TRANSFERS.  The Committee shall have the
                 ---------------------------
power to promulgate rules and regulations and to make determinations, as it deems appropriate, under the Plan in respect of any leave of absence from the Company or any Subsidiary granted to a Participant. Without limiting the generality of the foregoing, the Committee may determine whether any such leave of absence shall be treated as if the Participant has terminated employment with the Company or any such Subsidiary. If a Participant transfers within the Company, or to or from any Subsidiary, such Participant shall not be deemed to have terminated employment as a result of such transfers.

          17.10  LOANS.  Subject to applicable law, the Committee may provide,
                 -----
pursuant to Plan rules, for the Company or any Subsidiary to make loans to Participants to finance the exercise price of any Stock Options, as well as the withholding obligation under Section 17.1 of the Plan and/or the estimated or actual taxes payable by the Participant as a result of the exercise of such Stock Option and the Committee may prescribe the terms and conditions of any such loan.

          17.11  GOVERNING LAW.  The Plan and all actions taken thereunder shall
                 -------------
be governed by and construed in accordance with the laws of the State of Delaware, without reference to the principles of conflict of laws thereof. Any titles and headings herein are for reference purposes only, and shall in no way limit, define or otherwise affect the meaning, construction or interpretation of any provisions of the Plan.

          17.12  EFFECTIVE DATE.  The Plan shall be effective upon its approval
                 --------------
by the Board and adoption by the Company, subject to (a) the occurrence of the Closing, and (b) the approval of the Plan by the Company's shareholders in accordance with Sections 162(m) and 422 of the Code.

            IN WITNESS WHEREOF, this Plan is adopted by the Company on this _____ day of August, 1996.


                                      CARSON, INC.



                                      By:  ________________________
                                           Name:
                                           Title: